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                                             Exhibit 10(b)


                               CONSENT OF COUNSEL


     I hereby consent to the reference to me in Post-effective Amendment
No. 1 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F under the caption "Legal Matters" in the Prospectus contained therein.

                                   DAVID D. HORN, ESQ.


April 23, 1997